UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)  December 20, 2004

                            APACHE MOTOR CORPORATION
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                    0-33149
                            (Commission File Number)

                                   76-0603927
                        (IRS Employer Identification No.)

                           938 N. 200 Street, Suite B
                               Shoreline, WA 98133
               (Address of principal executive offices)(Zip Code)

     Registrant's telephone number, including area code    (206) 533-2252
                                                           ---------------

     ----------------------------------------------------------------------
     (Former  name  or  former  address,  if  changed  since  last  report.)

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section  5  -  Corporate  Governance  and  Management
     Item 5.02 (b) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective December 20, 2004, the Company accepted the voluntary resignation of Dan Goldman as Chief Executive Officer and Director of the Company. Effective December 20, 2004, the Company accepted the voluntary resignation of Piers Van Ziffle as Director of the Company. Mr. Dan Goldman is currently President and Director of 3D Motors Inc., a wholly owned subsidiary of Apache Motor Corporation.




                                   SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            APACHE MOTOR CORPORATION
                           --------------------------
                                  (Registrant)


Date  :  December  20,  2004
/s/  Adam  Jenn
_______________________________
Adam  Jenn,  President